NOTE 9. INCOME TAXES	12 Months Ended
Dec. 31, 2012
Schedule of Investments [Abstract]
NOTE 9. INCOME TAXES

NOTE 9. INCOME TAXES

United States

The Company was incorporated in the United States of America and is subject to U.S. tax. No provisions for income taxes have been made as the Company has no U.S. related taxable income for the years presented.

Brazil

The Company’s subsidiary, ESOTV, is subject to Brazil enterprises income tax at the applicable tax rates on the taxable income as reported in its Brazilian statutory accounts in accordance with the relevant enterprises income tax laws applicable to domestic enterprises.

The Company uses the asset and liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. There are no material timing differences and therefore no deferred tax asset or liability as of December 31, 2012 and 2011. There are no net operating loss carry forwards as of December 31, 2012 and 2011.

The effective income tax expenses for the years ended December 31, 2012 and 2011 are as follows:

	2012	2011

Current taxes	$303,679	$19,646
Deferred taxes	0	0
	$303,679	$19,646

According to Brazilian Federal Income Tax Regulation RIR/99, Article 516, a company with prior year's gross revenues not exceeding R$ 24,000,000.00 (approximately US$ 12,000,000.00) can choose between two types of taxation methods: the actual profit method and the presumed profit method. Management can choose what method to use based on the criteria of expected profit for that year but this choice must be declared with the tax authority at the beginning of the year. For year 2012, management chose presumed profit method to calculate its income tax. For year 2011, management chose actual profit method to calculate its income tax.

Under the presumed profit method, income tax is computed based on gross revenue. A presumed profit base which is equal to 32% of gross revenue is calculated first. If this presumed profit base is less than BRL 60,000, then 15% of this presumed profit base is the income tax due. If this presumed profit base is greater than BRL 60,000, then 15% of this presume profit base plus 10% of the difference between this presume profit base and BRL 60,000 is the final income tax due.

Under the actual profit method, income tax is computed quarterly based on quarterly net profit and the cumulative year-end profits are not relevant. Net profit is equal to net revenue minus deductible expenses. If the net profit is greater than BRL 60,000, then income tax is equal to 15% of net profit plus 10% of the difference between the net profit and BRL 60,000. If net profit is less than BRL 60,000 but greater than zero, income tax is equal to 15% of net profit. If net profit is less than zero (loss), no income tax is assessed for that quarter and for the next quarter and the quarters thereafter, the Company can deduct this loss from the calculated net profit before applying the 15% rate, the deduction is limited to 30% of the calculated net profit for the quarter and the unused loss can be carry forward into next quarter.